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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): January 9, 2001



                           PRIDE INTERNATIONAL, INC.
            (Exact name of registrant as specified in its charter)



           Louisiana                      1-13289                76-0069030
 (State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
       of incorporation)                                     Identification No.)



              5847 San Felipe, Suite 3300
                    Houston, Texas                                  77057
       (Address of principal executive offices)                  (Zip Code)



      Registrant's telephone number, including area code: (713) 789-1400
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Item 5.   Other Events.

          On January 9, 2001, Pride International, Inc. (the "Company") entered into an Underwriting Agreement dated January 9, 2001 (the "Underwriting Agreement") with Salomon Smith Barney Inc. relating to the offering by the Company of $410,908,000 aggregate principal amount at maturity of Zero Coupon Convertible Senior Debentures Due 2021 (the "Debentures"), plus an additional $20,546,000 aggregate principal amount at maturity of Debentures subject to the underwriter's over-allotment option, under its Registration Statement on Form S-3 (Registration No. 333-40014). The Debentures will be issued under an Indenture, dated as of May 1, 1997 (the "Indenture"), between the Company and The Chase Manhattan Bank, as trustee (the "Trustee"), as amended and supplemented and as further amended and supplemented by the Third Supplemental Indenture thereto between the Company and the Trustee (the "Supplemental Indenture"). Each of (i) the Underwriting Agreement, (ii) the Indenture, (iii) the form of Supplemental Indenture and (iv) an opinion of Baker Botts L.L.P., counsel to the Company, as to certain tax matters relative to the Debentures is being filed or incorporated by reference as an exhibit to this report.

Item 7.   Financial Statements and Exhibits

     (c)  Exhibits.

     1.1  --     Underwriting Agreement dated January 9, 2001 between the
                 Company and Salomon Smith Barney Inc.

     4.1  --     Indenture, dated as of May 1, 1997, between the Company and the
                 Trustee (incorporated by reference to Exhibit 4.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended
                 March 31, 1997, File Nos. 0-16961 and 1-13289)

     4.2  --     Form of Third Supplemental Indenture between the Company and the Trustee, including the form of Debenture

     8.1  --     Opinion of Baker Botts L.L.P., counsel to the Company, as to certain tax matters relative to the Debentures
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PRIDE INTERNATIONAL, INC.


                                     By: /s/ Robert W. Randall
                                         -------------------------------------
                                             Robert W. Randall
                                             Vice President and General Counsel

Date: January 12, 2001
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                                 EXHIBIT INDEX

1.1 -- Underwriting Agreement dated January 9, 2001 between the Company and Salomon Smith Barney Inc.

4.1 -- Indenture, dated as of May 1, 1997, between the Company and the Trustee (incorporated by reference to Exhibit 4.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997, File Nos. 0-16961 and 1-13289)

4.2 -- Form of Third Supplemental Indenture between the Company and the Trustee, including the form of Debenture

8.1 -- Opinion of Baker Botts L.L.P., counsel to the Company, as to certain tax matters relative to the Debentures